UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):   November 17, 2004
                                                     -----------------

                                  I-TRAX, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                    001-31584               23-3057155
   ------------------------          --------------        ---------------------
(State or other jurisdiction of       (Commission            (IRS Employer
        incorporation)                File Number)         Identification No.)

          4 Hillman Drive, Suite 130
           Chadds Ford, Pennsylvania                            19317
 ----------------------------------------------        ---------------------
   (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:           (610) 459-2405


                                One Logan Square
                           130 N. 18th St., Suite 2615
                        Philadelphia, Pennsylvania 19103
              -----------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01         Entry into a Material Definitive Agreement.

         On November 17, 2004, I-trax, Inc. entered into employment agreements with David R. Bock, I-trax's Senior Vice President and Chief Financial Officer, and Yuri Rozenfeld, I-trax's Vice President, General Counsel and Secretary.

         Each agreement is for an initial term of three years and renews automatically for an additional term of two years. Messrs. Bock's and Rozenfeld's initial annual compensation is $250,000 and $150,000, respectively.

         I-trax may terminate each executive's employment with or without cause at any time, and each executive may terminate his employment upon 90 days' notice or upon shorter notice for good reason. Good reason includes the failure by I-trax to continue the applicable executive in his executive position, material diminution of his responsibilities, duties or authority, assignment to him of duties inconsistent with his position or requiring him to be permanently based other than at each executive's current location.

         If either executive's employment is terminated without cause or for good reason, I-trax will pay to the applicable executive severance equal to one year's salary, payable over one year.

         Each executive has agreed not to compete against I-trax for a period of one year following the expiration of the initial term or renewal term, even if the actual employment is terminated prior to such expiration. Each executive has also agreed not to use or disclose any confidential information of I-trax for at least five years after the expiration of the original term or additional term, even if the actual employment is terminated prior to such expiration.

         Prior to joining I-trax as Chief Financial Officer, Mr. Bock served as a director and audit committee member of I-trax since February 2000. Mr. Rozenfeld has served as the General Counsel of I-trax since July 2000, as its Secretary since March 2002 and as its Vice President since February 2003.

         The employment agreements are attached to this current report as Exhibits 10.1 and 10.2 and are incorporated in this current report by reference.

Item 9.01         Financial Statements and Exhibits.

(c) Exhibits.

         10.1 Employment Agreement dated November 17, 2004, between I-trax, Inc. and David R. Bock.

         10.2 Employment Agreement dated November 17, 2004, between I-trax, Inc. and Yuri Rozenfeld.

                                   SIGNATURES

         Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  I-TRAX, INC.



Date:  November 22, 2004                    By:   /s/ Frank A. Martin
                                                --------------------------------
                                            Name:     Frank A. Martin
                                            Title:    Chief Executive Officer